Exhibit 99.1

Maven (noun | ma·ven | ˈ mā - v ə n ): A professional, authentic, authority, evangelist and recognized community leader for a specific topic, cause or organization 1 Watch video interviews with leading Mavens: Maven Video Directory

Maven is a coalition of mavens, operating on a shared digital publishing, advertising and distribution platform, unified under a single media brand. Maven is publicly traded under the ticker symbol MVEN. We are pursuing 2 - 3000 existing category - specific mavens, who currently reach hundreds of millions of passionate consumers 2

Cautionary Statement Regarding Forward-Looking Information

This Document by theMaven, Inc. ("Parent"), which includes information for its wholly owned subsidiary theMaven Network, Inc. ("Subsidiary") (collectively "theMaven," "Company" or "we") contains "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning the Company's business strategy, future revenues, market growth, capital requirements, product introductions and expansion plans and the adequacy of the Company's funding. Other statements contained in this Document that are not historical facts are also forward-looking statements. The Company has tried, wherever possible, to identify forward-looking statements by terminology such as "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and other comparable terminology.

The Company cautions investors that any forward-looking statements presented in this Document, or that the Company may make orally or in writing from time to time, are based on the beliefs of, assumptions made by, and information currently available to, the Company. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties and factors that are beyond the Company's control or ability to predict. Although the Company believes that its assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, the Company's actual future results can be expected to differ from its expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K.

This Document and all subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company does not undertake any obligation to release publicly any revisions to its forward-looking statements to reflect events or circumstances after the date of this Document.

This Document shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state.

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Cautionary Statement Regarding Financial Projections Projections of future financial performance have been prepared by the Company to assist in the evaluation of a potential inve stm ent in the Company and are not to be relied upon as an accurate representation of future results. Furthermore, because the pro forma fin anc ial information is based upon estimates and assumptions about circumstances and events that have not yet taken place and are subj ect to variation, there can be no assurance that the projected results will be attained. Predictions and projections as to future ev ent s are subject to a high degree of risk and uncertainty. The pro forma financial information should not be regarded as a representation, expresse d o r implied, by the Company or any person that the results set forth therein will be achieved. Changes in facts underlying the assumptions, a mon g others, may have a material adverse effect upon the Company’s business, results of operation and financial condition. These projections assume the Company will complete its anticipated mergers with HubPages , Inc. and Say Media, Inc., however there can be no assurance that either one or both mergers will be completed. In the event that the Company is not able to consummate one o r b oth of these mergers, the Company future financial results will not be as presented and will be materially different from the projec ted future financial performance presented herein. The Company does not intend to update or otherwise revise the projections to reflect circumstances existing after the date of th is Document or to reflect the occurrence of unanticipated events even if any or all of the underlying assumptions do not come to fruition . F urther, the Company does not intend to update or revise the projections to reflect changes in general economic conditions. The projections were not prepared with a view to public disclosure or compliance with published guidelines of the Securities and Exchange Commission or any state securities commission, or the guidelines established by the American Institute of Certified Public Ac cou ntants. There can be no assurance that the projections will be realized. It can be expected that actual results will vary from those set fo rth in the projections, and the variations may be material and adverse. Prospective investors are cautioned not to place reliance on the projections. 4

Opportunity Summary Accelerating Growth : Over 95 million monthly consumers, with an active pipeline of over 500 new mavens Market Urgency : Facebook and YouTube’s relationship with mavens have imploded, no longer offering a sustainable business model which means mavens are in flight and are universally available if we move fast Coalition Model: Independent media mavens, operating on a shared business services platform - as equity partners. A proven business model that has succeeded for this team, multiple times Three - way Merger Will Create A Market Leader : Merging 3 competitors will create a top 20 US digital media property when Maven, Say Media, and HubPages become a single consumer product, on one business platform, under one brand Leveraged Operating Model : Maven is a software model, which means as the coalition and revenue scales, operating costs remain relatively flat Rewards Are High: Rapidly growing digital media companies are rewarded with very high multiples Exceptional executive and engineering team : Senior leadership with over 27 years of experience successfully building media coalitions including C - suite or senior engineering level at Yahoo!, MSFT, Google, Fox and Omnicom 5

The Next Great News + Information Media Company Media was a thriving business, led by elite publications that were experts in their fields, supported by consumers who valued quality Google, and then Facebook, commoditized media, destroying the business model of journalism, and creating ‘walled gardens’ that turned journalists into sharecroppers Without a viable model, major news media has collapsed, scattering independent journalists Maven is a digital media company, that re - unites widely read journalistic talent in a sustainable business model, serving consumers by recreating the trusted source of highly respected content – under one coalition banner By uniting with Maven, journalists create the scale, curation, and quality that consumers and advertisers value, and create the shared economics that ensure quality journalism for the future 6

Social Platforms Fail Consumers And Mavens Consumers • Facebook, Twitter, YouTube reduce content to units of attention, placing no value on quality or factuality • Decentralization means consumers can’t engage with permanence • Limited economic success leaves consumers without the trusted voices they crave Mavens • Creators of content have limited or no options to extract fair economic value for their work • Platforms allow no ownership of data or audience by the creators, creating businesses with no asset value or permanence • Separating audience from content limits the ability of journalists to grow and develop relationships with consumers 7

Facebook Has Abandoned Independent Journalists Facebook once promised a home and business model for publishers, then abandoned the promise The result: An immediate market opportunity to relocate the best independent creators and unite them Mike Shields, April 16, 2018 Lucia Moses, February 27, 2018 “These are exactly the kind of publishers the startup Maven is trying to court. The company, led by digital veterans James Heckman and Josh Jacobs, is promising a new platform for small to mid - sized publishers that will provide them with uniform publishing and ad tech and centralized ad sales - aimed at helping them compete with Facebook and Google.” “The final nail in the coffin came in January when Facebook said it would prioritize users’ posts in an effort to improve engagement on the platform.” 8

Maven Coalition Restores Independent Journalism Maven is reuniting the best professional journalists – in a coalition we grow and own together with our content partners We are creating a new way for consumers to find, consume, share, and participate in the quality journalism that was fragmented by the rise of social media platforms 9

Maven Provides A Business Services Software Platform All coalition partners migrate their businesses to a shared technology platform Content Distribution Advertising Platform Publishing Technology Membership Platform Community Management Video Platform 10

Founded in 1990, NFL Exclusive, a joint venture with the NFL, operated profitably, converted to Rivals.com Founded in 1997, still operating profitably at Yahoo! today Founded in 2001, sold to Fox, operating now at CBS Founded in 2007 , by Fox, Disney, Comcast Founded in 2008, sold to Yahoo! In 2011 . Foundation of a multi - billion dollar ad business for Yahoo/AOL/MSN today Founded in 2016, three - way merger 2018 32 separate media entities, marketed under unified NFL Exclusive brand 1600 publishers in US and Europe College sports community focus, $18MM revenue Co - architected business plan within Fox, and helped lead founding coalition of leading publishers to create a premium video destination A coalition of major media companies, including MSN, AOL and Yahoo! 100’s of publishers, thousands of writers, over 95m monthly readers, and growing fast! First digital media coalition model created Proved the coalition model works for engagement, advertising, and traffic Pioneered dual revenue stream model for coalitions (advertising + subscription) Added co - ownership to the model to align interests; shared single brand and tech platform Created agency partnership model for premium advertising Model builds on each of the previous companies, incorporating 20 years of success into best practices A 27 Year History Creating Successful Coalitions 11

Three - Way Merger Expected To Create Market Leader In Q1 2018 Maven announced plans to acquire our two largest competitors • HubPages , 45m readers, profitable • Say Media, 42m readers When completed, the result is a coalition with 100’s of publishers, thousands of writers, and over 95m monthly readers Watch video interviews with the leaders of the coalition: Founders Interview 12 0 10 20 30 40 50 60 70 80 90 100 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 Pre - Merger Monthly Readers (Millions) Say Media HubPages Maven Total

Maven Growing Into A Top News Brand



Top US News Destinations - Comscore
180,000 K
160,000 K
140,000 K
120,000 K
100,000 K
80,000 K
60,000 K
40,000 K
20,000 K
0 K
Comcast NBCU
CBS Interactive
Twitter
Turner Digital
Hearst
USA Today
Maven *
Washington Post
New York Times
Fox News
Vice Media
Buzzfeed
Mar-17
Mar-18

* Maven number represents the combination of monthly unique visitors for each of the 3 companies, as reported by Google Analytics

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2018 Is A Breakout Year * Live channel numbers include HubPages and Say Media channels at time of announcements 0 50 100 150 200 250 300 350 400 450 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Maven Partner Acquisition Pipeline Active Dialog (10% +) Contract Dialog (50% +) Signed Live * 14 $0k $200k $400k $600k $800k $1,000k $1,200k $1,400k $1,600k $1,800k $2,000k Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Pre - Merger (2H 17) Revenue (Thousands) Say Media* HubPages Maven Total * Unaudited

Growth driven by efficient coalition member acquisition • We directly import maven businesses (content + audience) on to our platform, with very low incremental costs per migration - the secret to our fast, efficient growth • A team, technology and fair business model that top journalists are willing to entrust their business to Maven model grows traffic rapidly • Coalition membership is invite only, mavens are proven leaders, with existing organic traffic • Migration to maven platform brings hundreds of thousands of new readers to the coalition, on average Maven model eliminates content cost • Content costs are born by mavens, with a revenue share based on the monetization of their content • The market determines which content areas are relevant - we partner with the leaders Working Only With Proven Leaders, Maven Growth Is Repeatable And Low Cost 15

Maven’s Growth Creates Leading US News Destination Our planned merger combines Maven, Say Media, and HubPages for a projected 95m monthly visitors* Targeting a pipeline of 2000 independent Mavens, growth is expected to continue in 2019/20 by onboarding an average of 25 new channels per month, on pace to 1000 channels in 2020 2019 forecast assumes 3 rd party measurement of audience, with 30% duplication removed from visitor count, but reflected in higher repeat visit rate** - 20,000,000 40,000,000 60,000,000 80,000,000 100,000,000 120,000,000 140,000,000 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Monthly Visitors ** User De - duplication * 3 Company Total 16

A World Class Team Of Proven Entrepreneurs

James Heckman, CEO	**Josh Jacobs, President + Chairman**
Scout: Founder/CEO (Fox, CBS) Yahoo!: Global Media Strategy Head 5to1: Founder/CEO (Yahoo) Fox Interactive/Myspace: Chief Strategy Officer Rivals: Founder/CEO (Yahoo) NFL Exclusive: Founder/CEO	Kik: President, Services Accuen: Global CEO Omnicom Media Group: President Partnerships Mode Media: SVP Yahoo!: VP/GM Ad Platforms X1 Technologies: President

Bill Sornsin, COO	**Matt Sanchez, General Manager***	**Paul Edmondson, Chief Growth Officer****
Co-founder/CTO/COO, Scout Co-founder/CTO, Rivals	Founder/CEO, Say Media Co-founder/CEO, VideoEgg	Founder/CEO, HubPages VP, MongoMusic
Ben Joldersma, CTO	**Ben Trott, Chief Architect***	**Paul Deeds, EVP Engineering****
CTO, Scout Senior Engineer, Google	Co-founder/CTO, Say Media Co-founder/CTO, Six Apart	Co-founder/GM/VP, HubPages

* Executives from Say Media, who will join Maven post-merger
** Executives from HubPages, who will join Maven post-merger

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The MVEN Opportunity • A coalition of the world’s best independent journalists • A business model that solves the industry’s challenges • An industry - leading Publishing, Distribution and Monetization platform • 95MM monthly readers, with a robust growth model* • A world - class team with 27+ year track record of building successful media companies with a coalition model * Based on pro - forma audience projections of consolidated post - merger company 18

Thank You Contact: ir@maven.io 19